                                                                EXHIBIT 10.14-02

March 23, 2000

Caryl Glenn Marsh

Dear Glenn:

We are pleased to award to you a grant of Firearms Training Systems, Inc. Restricted Stock effective as of March 22, 2000. The details of your award are outlined below.

This award is in recognition of your role and contributions toward the future success of Firearms Training Systems, Inc. (the "Company"). Ownership in the Company is a means for you to share in the success of the Company.

Again, our congratulations on this recognition of your importance to our organization and its future.

                     Details of your Restricted Stock Award:

Number of Shares:          20,000

Vesting Schedule:          50% on 9/30/2000
                           50% on 3/31/2001
                                    Provided that you remain continuously
                           employed by the Company through to applicable vesting date

                                 Acknowledgment

By signing below, I acknowledge receipt of the Firearms Training Systems, Inc. Restricted Stock Award Agreement and the Firearms Training Systems, Inc. Stock Compensation Plan, accept the award of restricted stock granted to me on the grant date for the number of shares set forth in this Award Notification in accordance with the Plan and agree to be bound by the terms and conditions of the Plan, this Award Notification and the Agreement.


                  Signed:                                Date:
                          ------------------------------       ----------

       Please return original execution copy of this Award Notification to
        Firearms Training Systems, Inc., Attention: Corporate Secretary,
                  7340 McGinnis Ferry Road, Suwanee, GA 30024.


                                      A-2
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March 23, 2000

John A. Morelli

Dear John:

We are pleased to award to you a grant of Firearms Training Systems, Inc. Restricted Stock effective as of March 22, 2000. The details of your award are outlined below.

This award is in recognition of your role and contributions toward the future success of Firearms Training Systems, Inc. (the "Company"). Ownership in the Company is a means for you to share in the success of the Company.

Again, our congratulations on this recognition of your importance to our organization and its future.

                     Details of your Restricted Stock Award:

Number of Shares:          30,000

Vesting Schedule:          50% on 9/30/2000
                           50% on 3/31/2001
                                    Provided that you remain continuously
                           employed by the Company through to applicable vesting date

                                 Acknowledgment

By signing below, I acknowledge receipt of the Firearms Training Systems, Inc. Restricted Stock Award Agreement and the Firearms Training Systems, Inc. Stock Compensation Plan, accept the award of restricted stock granted to me on the grant date for the number of shares set forth in this Award Notification in accordance with the Plan and agree to be bound by the terms and conditions of the Plan, this Award Notification and the Agreement.


                  Signed:                                Date:
                          ------------------------------       ----------

       Please return original execution copy of this Award Notification to
        Firearms Training Systems, Inc., Attention: Corporate Secretary,
                  7340 McGinnis Ferry Road, Suwanee, GA 30024.

                         FIREARMS TRAINING SYSTEMS, INC.
                        RESTRICTED STOCK AWARD AGREEMENT

                  Firearms Training Systems, Inc., a Delaware corporation (the "Company") has granted to the individual (the "Holder") named in the award notification attached hereto (the "Award Notification") as of the grant date set forth in the Award Notification (the "Grant Date"), pursuant to the provisions of the Firearms Training Systems, Inc. Stock Compensation Plan (the "Plan"), a restricted stock award (the "Award") of that number of shares of the Company's Class A Common Stock, $0.000006 par value ("Stock"), set forth in the Award Notification, upon and subject to the restrictions, terms and conditions set forth below. Capitalized terms not defined herein shall have the meanings specified in the Plan.

                  1. Award Subject to Acceptance of Agreement. The Award shall be null and void unless the Holder shall (a) accept this Agreement by executing the Award Notification in the space provided therefore and returning it to the Company and (b) execute and return one or more irrevocable stock powers to facilitate the transfer to the Company (or its assignee or nominee) of all or a portion of the shares subject to the Award, if shares are forfeited pursuant to the Award Notification or if required under applicable laws or regulations. As soon as practicable after the Holder has executed this Agreement and such stock power or powers and returned the same to the Company, the Company shall cause to be issued in the Holder's name a stock certificate or certificates representing the total number of shares of Stock subject to the Award.

                  2. Rights as a Stockholder. The Holder shall have the right to vote the shares of Stock subject to the Award and to receive dividends and other distributions thereon unless and until, and only to the extent, such shares are forfeited pursuant to the Award Notification; provided, however, that a dividend or other distribution with respect shares of Stock (including, without limitation, a stock dividend or stock split), other than a regular cash dividend, shall be delivered to the Company (and the Holder shall, if requested by the Company, execute and return one or more irrevocable stock powers related thereto) and shall be subject to the same restrictions as the shares of Stock with respect to which such dividend or other distribution was made.


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

                  3. Custody and Delivery of Certificates Representing Shares. The Company shall hold the certificate or certificates representing the shares of Stock subject to the Award until such Award shall have vested, in whole or in part, to the Award Notification, and the Company shall as soon thereafter as practicable, subject to Section 6.3, deliver the certificate or certificates for the vested shares to the Holder and destroy the stock power or powers relating to the vested shares. If such stock power or powers also relates to unvested shares, the Company may require, as a condition precedent to delivery of any certificate pursuant to this Section 3, the execution and delivery to the Company of one or more stock powers relating to such unvested shares.

                  4. Restriction Period and Vesting. The Award shall vest in accordance with the terms contained in the Award Notification.

                  5. Termination of Award. In the event that the Holder shall forfeit all or a portion of the shares of Stock subject to the Award, the Holder shall, upon the Company's request, promptly return this Agreement to the Company for full or partial cancellation, as the case may be. Such cancellation shall be effective regardless of whether the Holder returns this Agreement.

                  6.       Additional Terms and Conditions of Award.

                  6.1. Nontransferability of Award. The unvested shares of Stock subject to the Award may not be transferred by the Holder other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing, during the Restriction Period, the unvested shares of Stock subject to the Award may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate or encumber, or otherwise dispose of such shares, the Award shall immediately become null and void.

                  6.2. Investment Representation. The Holder hereby represents and covenants that (a) any share of Stock acquired upon the vesting of the Award will be acquired for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the


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

"Securities Act"), unless such acquisition has been registered under the Securities Act and any applicable state securities law; (b) any subsequent sale of any such shares shall be made either pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws; (c) to the extent required by an agreement between one or more underwriters and the Company in connection with an offering of shares of Stock pursuant to a registration statement under the Securities Act, the Holder shall not offer, sell, contract to sell or otherwise dispose of any shares of Stock acquired pursuant to the Award for the period specified in such agreement; and (d) if requested by the Company, the Holder shall submit a written statement, in form satisfactory to the Company, to the effect that such representation (x) is true and correct as of the date of acquisition of any shares hereunder or (y) is true and correct as of the date of any sale of any such shares, as applicable. As a further condition precedent to the delivery to the Holder of any shares subject to the Award, the Holder shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance of the shares and, in connection therewith, shall execute any documents which the Board of Directors or any committee authorized by the Board of Directors shall in its sole discretion deem necessary or advisable.

                  6.3. Withholding Taxes. (a) As a condition precedent to the delivery to the Holder of any shares of Stock subject to the Award, the Holder shall, upon request by the Company, pay to the Company such amount of cash as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes (the "Required Tax Payments") with respect to the Award. If the Holder shall fail to advance the Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to the Holder.

                  (b) The Holder may elect to satisfy his or her obligation to advance the Required Tax Payments by any of the following means: (1) a cash payment to the Company pursuant to Section 6.3(a), (2) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Stock (which the Holder has held for at least six months prior to the delivery of such shares or which the Holder purchased on the open market and for which the Holder has good title, free and clear of all liens and encumbrances) having a Fair Market Value, determined as of the date the obligation to withhold or pay taxes first arises in connection with the Award (the "Tax Date"), equal to the Required Tax Payments, (3) authorizing the Company to withhold from the shares of Stock otherwise to be delivered to the Holder pursuant to the Award, a number of whole shares of Stock having a Fair Market Value, determined as of the Tax Date, equal to the Required Tax Payments,
(4) a cash payment by a broker-dealer acceptable to the Company through whom the Holder has sold the shares with respect to which the Required Tax Payments have arisen or (5) any combination of (1), (2) and (3). The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (2)-(5). Shares of Stock to be delivered or withheld may not have a Fair Market Value in excess of the minimum amount of the Required Tax Payments. Any fraction of a share of Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Holder. No certificate representing a share of Stock shall be delivered until the Required Tax Payments have been satisfied in full.

                  6.4. Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Stock other than a regular cash dividend, the number and class of securities subject to the Award shall be appropriately adjusted by the Committee. If any adjustment would result in a fractional security being subject to the Award, the Company shall pay the Holder in connection with the vesting, if any, of such fractional security, an amount in cash determined by multiplying (i) such fraction (rounded to the nearest hundredth) by (ii) the Fair Market Value on the vesting date. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

                  6.5. Compliance with Applicable Law. The Award is subject to the condition that if the listing, registration or qualification of the shares subject to the Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the vesting or delivery of shares hereunder, the shares of Stock subject to the Award shall not vest or be delivered, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company agrees to use reasonable efforts to effect or obtain any such listing, registration, qualification, consent or approval.

                  6.6. Delivery of Certificates. Subject to Section 6.3, upon the vesting of a share of Stock subject to the Award, in whole or in part, the Company shall deliver or cause to be delivered one or more certificates representing the number of vested shares. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery, except as otherwise provided in Section 6.3.

                  6.7. Award Confers No Rights to Continued Employment. In no event shall the granting of the Award or its acceptance by the Holder give or be deemed to give the Holder any right to continued employment by the Company or any affiliate of the Company.

                  6.8. Decisions of Board of Directors or Committee. The Board of Directors or the Committee shall have the right to resolve all questions which may arise in connection with the Award. Any interpretation, determination or other action made or taken by the Board of Directors or the Committee regarding the Plan or this Agreement shall be final, binding and conclusive.

                  6.9. Agreement Subject to the Plan. This Agreement is subject to the provisions of the Plan and shall be interpreted in accordance therewith. The Holder hereby acknowledges receipt of a copy of the Plan.

                  6.10. Change in Control. (a) Notwithstanding any other provision in this Agreement, in the event of the occurrence of a Change in Control as defined below in connection with which the holders of Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, all unvested shares of Stock subject to this Award shall immediately be vested in full and there shall be substituted for each such share of Stock the number and class of shares into which each outstanding share of Stock shall be converted pursuant to such Change in Control.

         (b)      "Change in Control" shall mean:

                  (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial

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ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 50% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of clause (3) below; provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 50% or more of the Outstanding Common Stock or 50% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

                  (2) individuals who, as of February 18, 2000, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board of Directors shall not be deemed a member of the Incumbent Board;

                  (3) approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly), (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 50% or more of the Outstanding Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors or (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

                  (4) approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

                  7.       Miscellaneous Provisions.

                  7.1. Meaning of Certain Terms. As used herein, the term "vest" shall mean no longer subject to forfeiture and "unvested" shall mean subject to forfeitures. As used herein, employment by the Company shall include employment by an affiliate of the Company.

                  7.2. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the

Company and any person or persons who shall, upon the death of the Holder, acquire any rights hereunder in accordance with this Agreement or the Plan.

                  7.3. Notices. All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to Firearms Training Systems, Inc., 7340 McGinnis Ferry Road, Suwanee, Georgia 30024, Attention: Corporate Secretary, and if to the Holder, to the Holder, c/o Firearms Training Systems, Inc., 7340 McGinnis Ferry Road, Suwanee, GA 30024. All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery to the party entitled thereto, (b) by facsimile with confirmation of receipt, (c) by mailing in the United States mails to the last known address of the party entitled thereto or
(d) by express courier service. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission, or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

                  7.4. Governing Law. This Agreement, the Award and all determinations made and actions taken pursuant hereto and thereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to conflicts of laws principles.

                                             FIREARMS TRAINING SYSTEMS, INC.


                                             By:
                                                --------------------------------
                                                Name: Robert F. Mecredy
                                                Title: President & CEO


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                                                                EXHIBIT 10.14-02

                                                                       2/24/2000

[Date, 2000]

[Full Name]

Dear [first name],

We are pleased to award to you a grant of Firearms Training Systems, Inc. Restricted Stock effective as of February 18, 2000. The details of your award are outlined below.

[THIS AWARD IS IN RECOGNITION OF YOUR ROLE AND CONTRIBUTIONS TOWARD THE FUTURE SUCCESS OF FIREARMS TRAINING SYSTEMS, INC. (THE "COMPANY"). OWNERSHIP IN THE COMPANY IS A MEANS FOR YOU TO SHARE IN THE SUCCESS OF THE COMPANY.]

Again, our congratulations on this recognition of your importance to our organization and its future.

                     Details of your Restricted Stock Award:

Number of Shares:
                  ----------

Vesting Schedule:          50% on 9/30/2000
                           50% on 3/31/2001
                           Provided that you remain continuously employed by the Company through to applicable vesting date

                                 Acknowledgment

By signing below, I acknowledge receipt of the Firearms Training Systems, Inc. Restricted Stock Award Agreement and the Firearms Training Systems, Inc. Stock Compensation Plan, accept the award of restricted stock granted to me on the grant date for the number of shares set forth in this Award Notification in accordance with the Plan and agree to be bound by the terms and conditions of the Plan, this Award Notification and the Agreement.


             Signed:                                Date:
                     ------------------------------       ----------


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        Please return original execution copy of this Award Notification to [NAME/ADDRESS].


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

                         FIREARMS TRAINING SYSTEMS, INC.
                        RESTRICTED STOCK AWARD AGREEMENT

                  Firearms Training Systems, Inc., a Delaware corporation (the "Company") has granted to the individual (the "Holder") named in the award notification attached hereto (the "Award Notification") as of the grant date set forth in the Award Notification (the "Grant Date"), pursuant to the provisions of the Firearms Training Systems, Inc. Stock Compensation Plan (the "Plan"), a restricted stock award (the "Award") of that number of shares of the Company's Class A Common Stock, $0.000006 par value ("Stock"), set forth in the Award Notification, upon and subject to the restrictions, terms and conditions set forth below. Capitalized terms not defined herein shall have the meanings specified in the Plan.

                  1. Award Subject to Acceptance of Agreement. The Award shall be null and void unless the Holder shall (a) accept this Agreement by executing the Award Notification in the space provided therefore and returning it to the Company and (b) execute and return one or more irrevocable stock powers to facilitate the transfer to the Company (or its assignee or nominee) of all or a portion of the shares subject to the Award, if shares are forfeited pursuant to the Award Notification or if required under applicable laws or regulations. As soon as practicable after the Holder has executed this Agreement and such stock power or powers and returned the same to the Company, the Company shall cause to be issued in the Holder's name a stock certificate or certificates representing the total number of shares of Stock subject to the Award.

                  2. Rights as a Stockholder. The Holder shall have the right to vote the shares of Stock subject to the Award and to receive dividends and other distributions thereon unless and until, and only to the extent, such shares are forfeited pursuant to the Award Notification; provided, however, that a dividend or other distribution with respect shares of Stock (including, without limitation, a stock dividend or stock split), other than a regular cash dividend, shall be delivered to the Company (and the Holder shall, if requested by the Company, execute and return one or more irrevocable stock powers related thereto) and shall be subject to the same restrictions as the shares of Stock with respect to which such dividend or other distribution was made.


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                  3.       Custody and Delivery of Certificates Representing
Shares. The Company shall hold the certificate or certificates representing the shares of Stock subject to the Award until such Award shall have vested, in whole or in part, to the Award Notification, and the Company shall as soon thereafter as practicable, subject to Section 6.3, deliver the certificate or certificates for the vested shares to the Holder and destroy the stock power or powers relating to the vested shares. If such stock power or powers also relates to unvested shares, the Company may require, as a condition precedent to delivery of any certificate pursuant to this Section 3, the execution and delivery to the Company of one or more stock powers relating to such unvested shares.

                  4. Restriction Period and Vesting. The Award shall vest in accordance with the terms contained in the Award Notification.

                  5. Termination of Award. In the event that the Holder shall forfeit all or a portion of the shares of Stock subject to the Award, the Holder shall, upon the Company's request, promptly return this Agreement to the Company for full or partial cancellation, as the case may be. Such cancellation shall be effective regardless of whether the Holder returns this Agreement.

                  6.       Additional Terms and Conditions of Award.

                  6.1. Nontransferability of Award. The unvested shares of Stock subject to the Award may not be transferred by the Holder other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing, during the Restriction Period, the unvested shares of Stock subject to the Award may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate or encumber, or otherwise dispose of such shares, the Award shall immediately become null and void.

                  6.2. Investment Representation. The Holder hereby represents and covenants that (a) any share of Stock acquired upon the vesting of the Award will be acquired for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"),


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unless such acquisition has been registered under the Securities Act and any applicable state securities law; (b) any subsequent sale of any such shares shall be made either pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws; (c) to the extent required by an agreement between one or more underwriters and the Company in connection with an offering of shares of Stock pursuant to a registration statement under the Securities Act, the Holder shall not offer, sell, contract to sell or otherwise dispose of any shares of Stock acquired pursuant to the Award for the period specified in such agreement; and
(d) if requested by the Company, the Holder shall submit a written statement, in form satisfactory to the Company, to the effect that such representation (x) is true and correct as of the date of acquisition of any shares hereunder or (y) is true and correct as of the date of any sale of any such shares, as applicable. As a further condition precedent to the delivery to the Holder of any shares subject to the Award, the Holder shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance of the shares and, in connection therewith, shall execute any documents which the Board of Directors or any committee authorized by the Board of Directors shall in its sole discretion deem necessary or advisable.

                  6.3. Withholding Taxes. (a) As a condition precedent to the delivery to the Holder of any shares of Stock subject to the Award, the Holder shall, upon request by the Company, pay to the Company such amount of cash as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes (the "Required Tax Payments") with respect to the Award. If the Holder shall fail to advance the Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to the Holder.

                  (b) The Holder may elect to satisfy his or her obligation to advance the Required Tax Payments by any of the following means: (1) a cash payment to the Company pursuant to Section 6.3(a), (2) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Stock (which the Holder has held for at least six months prior to the delivery of such shares or which the Holder purchased on the open market and for which the Holder has good title, free and clear of all liens and encumbrances) having a Fair Market Value, determined as of the date the obligation to withhold or pay taxes first arises in connection with the Award (the "Tax Date"), equal to the Required Tax Payments, (3) authorizing the Company to withhold from the shares of Stock otherwise to be delivered to the Holder pursuant to the Award, a number of whole shares of Stock having a Fair Market Value, determined as of the Tax Date, equal to the Required Tax Payments,
(4) a cash payment by a broker-dealer acceptable to the Company through whom the Holder has sold the shares with respect to which the Required Tax Payments have arisen or (5) any combination of (1), (2) and (3). The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (2)-(5). Shares of Stock to be delivered or withheld may not have a Fair Market Value in excess of the minimum amount of the Required Tax Payments. Any fraction of a share of Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Holder. No certificate representing a share of Stock shall be delivered until the Required Tax Payments have been satisfied in full.

                  6.4. Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Stock other than a regular cash dividend, the number and class of securities subject to the Award shall be appropriately adjusted by the Committee. If any adjustment would result in a fractional security being subject to the Award, the Company shall pay the Holder in connection with the vesting, if any, of such fractional security, an amount in cash determined by multiplying (i) such fraction (rounded to the nearest hundredth) by (ii) the Fair Market Value on the vesting date. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

                  6.5. Compliance with Applicable Law. The Award is subject to the condition that if the listing, registration or qualification of the shares subject to the Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the vesting or delivery of shares hereunder, the shares of Stock subject to the Award shall not vest or be delivered, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company agrees


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

to use reasonable efforts to effect or obtain any such listing, registration, qualification, consent or approval.

                  6.6. Delivery of Certificates. Subject to Section 6.3, upon the vesting of a share of Stock subject to the Award, in whole or in part, the Company shall deliver or cause to be delivered one or more certificates representing the number of vested shares. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery, except as otherwise provided in Section 6.3.

                  6.7. Award Confers No Rights to Continued Employment. In no event shall the granting of the Award or its acceptance by the Holder give or be deemed to give the Holder any right to continued employment by the Company or any affiliate of the Company.

                  6.8. Decisions of Board of Directors or Committee. The Board of Directors or the Committee shall have the right to resolve all questions which may arise in connection with the Award. Any interpretation, determination or other action made or taken by the Board of Directors or the Committee regarding the Plan or this Agreement shall be final, binding and conclusive.

                  6.9. Agreement Subject to the Plan. This Agreement is subject to the provisions of the Plan and shall be interpreted in accordance therewith. The Holder hereby acknowledges receipt of a copy of the Plan.

                  6.10. Change in Control. (a) Notwithstanding any other provision in this Agreement, in the event of the occurrence of a Change in Control as defined below in connection with which the holders of Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, all unvested shares of Stock subject to this Award shall immediately be vested in full and there shall be substituted for each such share of Stock the number and class of shares into which each outstanding share of Stock shall be converted pursuant to such Change in Control.

         (b)      "Change in Control" shall mean:

                  (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 50% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of clause (3) below; provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 50% or more of the Outstanding Common Stock or 50% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

                  (2) individuals who, as of February 18, 2000, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board of Directors shall not be deemed a member of the Incumbent Board;

                  (3) approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a

Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly), (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 50% or more of the Outstanding Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors or
(iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

                  (4) approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

                  7.       Miscellaneous Provisions.

                  7.1. Meaning of Certain Terms. As used herein, the term "vest" shall mean no longer subject to forfeiture and "unvested" shall mean subject to forfeitures. As used herein, employment by the Company shall include employment by an affiliate of the Company.

                  7.2. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Holder, acquire any rights hereunder in accordance with this Agreement or the Plan.

                  7.3. Notices. All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to Firearms Training Systems, Inc., 7346 McGinnis Ferry Road, Suwanee, Georgia 30174, Attention: Corporate Secretary, and if to the Holder, to __________. All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery to the party entitled thereto, (b) by facsimile with confirmation of receipt, (c) by mailing in the United States mails to the last known address of the party entitled thereto or
(d) by express courier service. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission, or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

                  7.4. Governing Law. This Agreement, the Award and all determinations made and actions taken pursuant hereto and thereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to conflicts of laws principles.

                                             FIREARMS TRAINING SYSTEMS, INC.


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


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